UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 12, 2023

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2023, Valaris Limited (the “Company”) announced that Melissa Barron will assume the role of principal accounting officer effective as of March 1, 2024. Ms. Barron will succeed Colleen Grable, who will continue with the Company as Vice President – Chief Human Resources Officer.

Ms. Barron, age 43, joined the Company in August 2022 as Director – SEC Reporting. Prior to joining the Company, Ms. Barron served as Director of Financial Reporting and Technical Accounting of OraSure Technologies, Inc. Between April 2010 and February 2022, Ms. Barron served as the Assistant Corporate Controller, Director of Accounting and Financial Reporting Accounting Manager of Diamond Offshore Drilling, Inc. Ms. Barron has also spent seven years in the audit practice at Deloitte LLP. Ms. Barron is a Certified Public Accountant and holds Bachelor of Science and Masters in Accounting degrees from Texas A&M University.

In connection with Ms. Barron’s appointment as principal accounting officer, her base salary will be $260,000, her annual target short-term incentive plan award will be 35% of her base salary and her annual target long-term equity incentive grant will be 70% of her base salary.

Ms. Barron was not selected to the office described above pursuant to any arrangements or understandings with the Company or with any other person. There is no family relationship between Ms. Barron and any director or executive officer of the Company, and there are no related party transactions between Ms. Barron and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In addition, the Company also announced that one of our named executive officers, Darin Gibbins, will assume the role of Vice President - Corporate Finance. Mr. Gibbins will continue to serve in his current role as Vice President – Investor Relations and Treasurer until March 1, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

December 15, 2023	/s/ CHRISTOPHER T. WEBER
Christopher T. Weber
Senior Vice President – Chief Financial Officer

3